Offerings - Offering: 1	Mar. 30, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 3,500,000.00
Amount of Registration Fee	$ 483.35
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 350,000 Shares (approximately 5.00% of the net assets of the Fund as of January 2, 2026) based on a net asset value per Share as of close of business on January 2, 2026 of $10.00.